UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2015

RESOLUTE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Lincoln Street, Suite 2800 Denver, CO	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-534-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Twelfth Amendment to Second Amended and Restated Credit Agreement

On April 15, 2015, the Company and certain of its subsidiaries, as guarantors, entered into an Twelfth Amendment to Second Amended and Restated Credit Agreement (the “Twelfth Amendment”) amending that certain Second Amended and Restated Credit Agreement, dated as of March 30, 2010, as amended by the First Amendment to Second Amended and Restated Credit Agreement (the “First Amendment”) dated April 18, 2011, the Second Amendment to Second Amended and Restated Credit Agreement (“Second Amendment”) dated April 25, 2011, the Third Amendment to Second Amended and Restated Credit Agreement (“Third Amendment”) dated April 13, 2012, the Fourth Amendment to Second Amended and Restated Credit Agreement (“Fourth Amendment”) dated December 7, 2012, the Fifth Amendment to Second Amended and Restated Credit Agreement (“Fifth Amendment”) dated December 27, 2012, the Sixth Amendment to Second Amended and Restated Credit Agreement (“Sixth Amendment”) dated March 22, 2013, the Seventh Amendment to Second Amended and Restated Credit Agreement (“Seventh Amendment”) dated April 15, 2013, the Eighth Amendment to Second Amended and Restated Credit Agreement (“Eighth Amendment”) dated December 13, 2013, the Ninth Amendment to Second Amended and Restated Credit Agreement (“Ninth Amendment”) dated March 7, 2014, the Tenth Amendment to Second Amended and Restated Credit Agreement (“Tenth Amendment”) dated March 14, 2014 and the Eleventh Amendment to Second Amended and Restated Credit Agreement (“Eleventh Amendment”) dated December 30, 2014 (as amended, the “Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the lenders party thereto.

The Twelfth Amendment provides for the following:

i.	Redetermines the Company’s Borrowing Base at $275 million effective April 15, 2015 (which constitutes the redetermination scheduled to occur on April 1, 2015 under the Credit Agreement);

ii.	Provides for the sale by the Company of the oil and gas properties in Howard and Martin Counties, Texas (which are covered by the Purchase and Sale Agreement executed on March 27, 2015), subject to a $5 million automatic reduction in the Borrowing Base upon the closing of such sale; and

iii.	(A) Extends the deadline for incurring up to $50 million of additional loans (“Second Lien Incremental Loans”) under the Secured Term Loan Agreement (the “Second Lien Credit Agreement”) dated December 30, 2014 between the Company, certain subsidiaries of the Company as Guarantors, Bank of Montreal, as Administrative Agent and the lenders parties thereto (the “Second Lien Lenders”) to May 31, 2015, (B) amends the claw back provision related thereto such that the Borrowing Base will be reduced automatically upon such incurrence by an amount equal to 20% of the principal amount of such Second Lien Incremental Loans (rather than the 90% claw back provision currently in effect) and (C) modifies the maximum first lien leverage ratio covenant so that the ratio level will not step down to 2.0 to 1.0 until the aggregate outstanding principal balance of the Second Lien debt exceeds $200 million (rather than when it equals or exceeds $200 million); provided that such amendments in this subsection (iii) will be contingent upon the Second Lien Lenders waiving any required prepayment of Second Lien debt in connection with the sale of the oil and gas properties described in paragraph (ii) above.

The foregoing summary of the Twelfth Amendment is qualified in its entirety by reference to the copy of the Twelfth Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference. Copies of the First Amendment, Second Amendment and Third Amendment are filed as Exhibits 10.1, 10.2 and 10.3 with the Company’s Current Report on Form 8-K filed April 16, 2012, the Fourth Amendment is filed as Exhibit 10.3 with the Company’s Current Report on Form 8-K filed December 11, 2012, the Fifth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed December 31, 2012, the Sixth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed March 25, 2013, the Seventh Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed April 15, 2013, the Eighth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed December 19, 2013, the Ninth Amendment is filed as Exhibit 10.1.9 with the Company’s Annual Report on Form 10-K filed March 10, 2014, the Tenth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed March 19,

2014, and the Eleventh Amendment is filed with the Company’s Current Report on Form 8-K filed December 31, 2014. The Second Amended and Restated Credit Agreement, dated as of March 30, 2010, is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K filed on March 30, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Twelfth Amendment to Second Amended and Restated Credit Agreement, dated as of April 15, 2015, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2015

RESOLUTE ENERGY CORPORATION

By:	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Twelfth Amendment to Second Amended and Restated Credit Agreement, dated as of April 15, 2015, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

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